UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 18, 2021)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7320 S. Rainbow Blvd., Suite 102-210, Las Vegas, NV 89139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(702) 879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers of this report should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this report. Factors that could cause or contribute to such differences include, but are not limited to, changes in general economic, regulatory and business conditions in Colorado, and or changes in U.S. Federal law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 18, 2021, the Company entered into two Corporate Advisory Agreements with GYB, LLC, a Utah limited liability company.

Corporate Advisory Agreement (Research & Development)

Under the terms of the Research & Development Agreement (the “Research Agreement”), GYB, LLC (the “Advisor”) shall report to Company, in writing, on a quarterly basis beginning on July 1, 2021, on the status of the psychedelics industry including, but not limited to, those areas of importance identified in the Recitals, identify entities operating within the legally regulated psychedelics industry that may be suitable as a potential acquisition or merger candidate and other such services the parties agree upon. The Research Agreement has a term of one year and begins on May 18, 2021. As compensation for the services provided, the Company shall pay the Advisor $310,000 upon execution of the Research Agreement.

Corporate Advisory Agreement (M&A and Funding)

Under the terms of the M&A and Funding Agreement (the “M&A Agreement”), GYB, LLC (the “Advisor”) shall identify prospective funding sources, identify potential companies for acquisition within the cannabis industry, identify pertinent technology companies that drive-up point of sale solutions and other such services the parties agree upon. The M&A Agreement has a term of two years and begins on May 18, 2021. As compensation for the services provided, the Company shall pay the Advisor $290,000 upon execution of the M&A Agreement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Corporate Advisory Agreement (Research & Development) between the Company and GYB, LLC dated May 18, 2021
10.2	Corporate Advisory Agreement (M&A and Funding) between the Company and GYB, LLC dated May 18, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: May 21, 2021	By:	/s/ Roger Bloss
Roger Bloss
Interim Chief Executive Officer

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